UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )
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☑	Soliciting Material Pursuant to Rule 14a-12
THE YANKEE CANDLE COMPANY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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The following is a letter that was sent to all employees of The Yankee Candle Company, Inc.

Craig W. Rydin
Chairman and CEO
Date:	October 25, 2006	The Yankee Candle Company
To:	All Employees	16 Yankee Candle Way
From:	Craig Rydin	South Deerfield, MA 01373
Subject:	Announcement . . . Press Release
Earlier this morning we announced both our Fiscal Third Quarter earnings results and Yankee Candle’s entrance into a merger agreement with Madison Dearborn Capital Partners (“MDP”), a leading private equity investment firm, under which all the shares of Yankee Candle are being acquired. I have attached the actual press releases for your review. Later today I will meet with the Senior Leadership Team and provide them with more information so that they can be available to answer some of the additional questions you might have.
First I want to comment briefly on the Q3 results. I could not be more pleased with the efforts of our teams over the past quarter. Everyone was highly focused on execution, and it showed. Working together our teams delivered third quarter results that exceeded our outlook in both revenue and earnings, and I want to personally thank you.
Additionally, you may recall that on July 26th we announced that Yankee Candle would be exploring strategic alternatives to enhance shareholder value. After careful consideration and an extensive process, the Board of Directors feels that this transaction with MDP is the best thing to do for the Company and for shareholders. Should the recommendation of the Board be approved by shareholders, the transaction would most likely be finalized in the first quarter of 2007. This agreement would mean that our Company would no longer have shares of stock that are publicly traded on the New York Stock Exchange and we would instead become a private company. Though no longer a public company we will still be accountable for financial results.
MDP sought to partner with us because they believe in the Yankee Candle brand power, growth potential and the strategic plan that we have provided them. While MDP will be actively engaged with senior management, they have made it very clear that they intend to let us continue to run our business and pursue our strategic plans. We are not anticipating significant changes in our leadership team or structure, day to day operations or our growth plans. We all need to continue to focus on “business as usual...” running the business and hitting our fourth quarter and 2007 plans. Our continued execution and achievement will continue to be just as important as they have been, and as this is our very busiest season, “business as usual” is a pretty fast pace around here! We all need to continue to focus on quality, service, and delighting our customers across all our channels of business.
In closing, I continue to have confidence that we have a brand, a business plan, and a talented group of employees that is the envy of many of our competitors and others. I look forward to being your leader for a long while to come, and sharing more information with you regarding our exciting growth potential. Thank you for all that you do!
CAUTIONARY STATEMENTS RELEVANT TO FORWARD-LOOKING
INFORMATION FOR THE PURPOSE OF “SAFE HARBOR” PROVISIONS OF THE
PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995
      Except for the historical and factual information contained herein, this filing contains certain information constituting “forward-looking statements” for purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. Forward-looking statements include but are not limited to the statements contained herein with respect to the proposed transaction, its expected time of consummation, any impact of the proposed transaction on the financial and operating results of The Yankee Candle Company, Inc. (“Yankee” or the “Company”), and any other statements concerning the Company’s or management’s plans, objectives, goals, strategies, expectations, estimates, beliefs or projections, or any other statements concerning future performance or events. Actual results could differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties, including but not limited to the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; risks associated with uncertainty as to whether the transaction will be completed on the terms described herein; costs and potential litigation associated with the transaction; the failure to obtain stockholder approval or the failure to satisfy other conditions to the completion of the merger, including the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; the failure to obtain the necessary financing arrangements set forth in commitment letters received in connection with the merger; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the ability to recognize the benefits of the merger; the amount of the costs, fees, expenses and charges related to the merger; and the actual terms of certain financings that will be obtained for the merger, and other factors described or contained in the Company’s most recent Quarterly Report on Form 10-Q or Annual Report on Form 10-K on file with the Securities and Exchange Commission. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. While we may elect to update certain forward-looking statements at some point in the future, we specifically disclaim any obligation to do so even if experience or future events may cause the views contained in any forward-looking statements to change.
ADDITIONAL INFORMATION AND WHERE TO FIND IT
      In connection with the proposed merger, The Yankee Candle Company, Inc. will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by The Yankee Candle Company, Inc. at the Securities and Exchange Commission’s web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Yankee by directing such requests to:

The Yankee Candle Company, Inc.
16 Yankee Candle Way
South Deerfield, MA 01373
Attn: Chief Financial Officer
INTEREST OF CERTAIN PERSONS IN THE MERGER
      Yankee and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of Yankee’s participants in the solicitation, which may be different than those of Yankee stockholders generally, is set forth in Yankee’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the proxy statement relating to the merger when it becomes available.